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                                                                    Exhibit 23.2

               Consent of Independent Certified Public Accountants

The Board of Directors
The Cooper Companies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                                                    /s/ KPMG LLP
                                                                        KPMG LLP


San Francisco, California
October 17, 2000